Exhibit 10.1

FOURTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

This Fourth Amendment to Amended and Restated Credit Agreement (this “Amendment”) dated as of August 25, 2006 (the “Effective Date”), is by and among PENN VIRGINIA CORPORATION, a Virginia corporation (the “Borrower”), the Lenders (as defined in the Credit Agreement referred to below) party hereto, and JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A. (Main Office Chicago)) (the “Administrative Agent”).

R E C I T A L S:

WHEREAS, the Borrower, each Lender then a party thereto, the Administrative Agent, the other agents party thereto, and the LC Issuer have heretofore entered into that certain Amended and Restated Credit Agreement dated as of December 4, 2003, as amended by that certain Consent and First Amendment to Amended and Restated Credit Agreement dated as of December 29, 2004, and by that certain Second Amendment to Amended and Restated Credit Agreement dated as of December 15, 2005, and by that certain Third Amendment to Amended and Restated Credit Agreement dated as of April 14, 2006, and as otherwise amended, supplemented or modified from time to time prior to the Effective Date (the “Credit Agreement”), pursuant to which the Lenders have agreed to make revolving credit loans to, and participate in letters of credit issued for, the benefit of the Borrower under the terms and provisions stated therein; and

WHEREAS, the Borrower has requested that the Lenders make certain modifications to the Credit Agreement as more particularly set forth below, subject to the terms and conditions set forth herein and in the Credit Agreement as amended hereby; and

WHEREAS, subject to the terms and conditions of this Amendment and the Credit Agreement, each of the Lenders party hereto and the Administrative Agent have agreed to enter into this Amendment in order to effectuate such amendments and modifications to the Credit Agreement;

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Credit Agreement.

Section 2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

(a) The definition of “Unrestricted Subsidiary” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

“ “Unrestricted Subsidiary” means Penn Virginia Resource GP, LLC, a Delaware limited liability company, Penn Virginia Resource LP Corp., a Delaware corporation, Penn Virginia Resource Holdings Corp., a Delaware corporation, Penn Virginia Resource GP Corp., a Delaware corporation, Kanawa Rail Corp., a Virginia corporation, Penn Virginia Technology, Inc., a Delaware corporation, EnerSearch, Inc., a Virginia corporation, each of their respective Subsidiaries, and any other Subsidiary of Borrower that is designated either (i) on Schedule 5.14 or (ii) in the manner set forth in Section 6.2.6. As of the Closing Date, the Unrestricted Subsidiaries are designated on Schedule 5.14 as such.”

(b) Clauses (i) and (ii) of Section 6.2.6 of the Credit Agreement are each hereby amended and restated in their entirety to provide as follows:

“ (i) Unless designated as an Unrestricted Subsidiary on Schedule 5.14 as of the Closing Date or thereafter pursuant to Section 6.2.6(ii), any Person that becomes a direct Subsidiary of the Borrower or any of its Restricted Subsidiaries shall be classified as a Restricted Subsidiary, provided that any Person that becomes a Subsidiary of an Unrestricted Subsidiary shall be classified as an Unrestricted Subsidiary.

(ii) The Borrower may designate any Restricted Subsidiary or any newly formed or newly acquired direct Subsidiary of the Borrower or any Restricted Subsidiary as an Unrestricted Subsidiary if (a) such designation is made by the Borrower in a written notice to the Administrative Agent and (b) such designation is approved by a vote of all of the Lenders. Except as provided in this Section, no Restricted Subsidiary may be redesignated as an Unrestricted Subsidiary.”

Section 3. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

(a) Executed Amendment. The Administrative Agent shall have received a counterpart of this Amendment duly executed by the Borrower, the Administrative Agent, the LC Issuer and the Required Lenders.

(b) Other Conditions. The Borrower shall have confirmed and acknowledged to the Administrative Agent, the LC Issuer and the Lenders, and by its execution and delivery of this Amendment the Borrower does hereby confirm and acknowledge to the Administrative Agent and the Lenders, that (i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower; (ii) the Credit Agreement and each other Loan Document to which it is a party constitute valid and legally binding agreements enforceable against the Borrower in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity; (iii) the representations and warranties made by the Borrower or any other Loan Party contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof; and (iv) no Default or Unmatured Default exists under the Credit Agreement or any of the other Loan Documents.

Section 4. Ratification of Credit Agreement. Except as expressly amended, modified or waived by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed in all respects and shall continue in full force and effect.

Section 5. Expenses. The Borrower agrees to pay on demand all expenses set forth in Section 9.6 of the Credit Agreement.

Section 6. Miscellaneous. (a) On and after the effectiveness of this Amendment, each reference in each Loan Document to “this Agreement”, “this Note”, “this Mortgage”, “this Guaranty”, “this Pledge Agreement”, “hereunder”, “hereof” or words of like import, referring to such Loan Document, and each reference in each other Loan Document to “the Credit Agreement”, “the Notes”, “the Mortgages”, “the Guaranty”, “the Pledge Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, the Notes, or the Mortgage, the Guaranty, the Pledge Agreement or any of them, shall mean and be a reference to such Loan Document, the Credit Agreement, the Notes, the Mortgage, the Guaranty, the Pledge Agreement or any of them, as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any default of the Borrower or any right, power or remedy of the Administrative Agent or the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents; (c) this Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement; and (d) delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 7. Severability. Any provisions of this Amendment held by court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provisions so held to be invalid or unenforceable.

Section 8. Applicable Law; Entire Agreement. THIS AMENDMENT AND EACH OTHER LOAN DOCUMENT DELIVERED PURSUANT HERETO (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO PRINCIPLES OF THE CONFLICTS OF LAW), BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

Section 9. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agents, the LC Issuer, the Lenders and the Borrower and their respective successors and assigns.

Section 10. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

Section 11. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 12. NO ORAL AGREEMENTS. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE MATTERS HEREIN CONTAINED, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature pages follow]

EXECUTED as of the day and year first above written.

BORROWER:

PENN VIRGINIA CORPORATION

By:	/s/ Frank A. Pici
Name:	Frank A. Pici
Title:	Executive Vice President and Chief Financial Officer

ADMINISTRATIVE AGENT AND LENDERS

JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A. (Main Office Chicago)), as Administrative Agent and as a Lender

By:	/s/ Charles Kingswell-Smith
Name:	Charles Kingswell-Smith
Title:	Managing Director

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jay Buckman
Name:	Jay Buckman
Title:	Vice President

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

BNP PARIBAS, as a Lender

By:	/s/ Polly Schott
Name:	Polly Schott
Title:	Vice President

and

By:	/s/ Robert Long
Name:	Robert Long
Title:	Vice President

BANK OF AMERICA, N.A., successor by merger to Fleet National Bank, as a Lender

By:	/s/ Adam H. Fey
Name:	Adam H. Fey
Title:	Vice President

COMERICA BANK, as a Lender

By:	/s/ Huma Vadgama
Name:	Huma Vadgama
Title:	Vice President

UFJ BANK LIMITED, as a Lender

By:	/s/ Takeshi Takahashi
Name:	Takeshi Takahashi
Title:	Senior Vice President and Group Head

FORTIS CAPITAL CORP.,
as a Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

and

By:	/s/ Casey Lowary
Name:	Casey Lowary
Title:	Senior Vice President

MIZUHO CORPORATE BANK, LTD., as a Lender

By:	/s/ Leon Mo
Name:	Leon Mo
Title:	Senior Vice President

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Jason Hicks
Name:	Jason Hicks
Title:	Portfolio Manager

ACKNOWLEDGMENT BY GUARANTORS

Each of the undersigned Guarantors hereby (i) consents to the terms and conditions of that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of August 25, 2006 (the “Fourth Amendment”), (ii) acknowledges and agrees that its consent is not required for the effectiveness of the Fourth Amendment, (iii) ratifies and acknowledges its respective Obligations under each Loan Document to which it is a party, and (iv) represents and warrants that (a) no Default or Unmatured Default has occurred and is continuing, (b) it is in full compliance with all covenants and agreements pertaining to it in the Loan Documents, and (c) it has reviewed a copy of the Fourth Amendment.

PENN VIRGINIA HOLDING CORP.,
a Delaware corporation

PENN VIRGINIA OIL & GAS
CORPORATION, a Virginia corporation

PENN VIRGINIA OIL & GAS GP LLC, a Delaware limited liability company

PENN VIRGINIA OIL & GAS LP LLC, a Delaware limited liability company

CROW CREEK HOLDING CORPORATION, a Delaware corporation

CROW CREEK ENERGY L.L.C., a Delaware limited liability company

CROW CREEK OPERATING COMPANY L.L.C., a Delaware limited liability company

PENN VIRGINIA OIL & GAS, L.P., a Texas limited partnership

By Penn Virginia Oil & Gas GP LLC,
a Delaware limited liability company, as its
general partner

By	/s/ Frank A. Pici
Name:	Frank A. Pici
Title:	Vice President, Chief Financial Officer and Treasurer

S - 4